UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 9, 2023

SAUL CENTERS, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7501 Wisconsin Avenue, Bethesda, Maryland 20814
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code (301) 986-6200
Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of exchange on which registered:
Common Stock, Par Value $0.01 Per Share	BFS	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.125% Series D Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRD	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.000% Series E Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRE	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of March 9, 2023, Ms. Patricia Saul Lotuff was appointed to the Board of Directors (“Board”) of Saul Centers, Inc. (the “Company”). Ms. Lotuff is not currently expected to be named to any committees of the Board. There have been no transactions, either since the beginning of the Company’s last fiscal year or that are currently proposed, regarding Ms. Lotuff that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Ms. Lotuff has served as a member of the Board of Directors of the B. F. Saul Company, Columbia Securities Company of Washington, D.C., Franklin Development Co., Inc., and The Klingle Corporation since December 23, 2016. Effective March 2, 2022, she was elected Vice Chair of each board. Ms. Lotuff has served as a member of the Board of Trustees of the B. F. Saul Real Estate Investment Trust since June 18, 2017. She was elected as Vice Chair on January 20, 2022. Ms. Lotuff has served as a member of the Board of Directors of Chevy Chase Trust Company and ASB Capital Management, LLC since December 5, 2018, and was elected as a Vice Chair of each board on March 10, 2022. Ms. Lotuff has previously served on and chaired the boards of several philanthropic, civic and non-profit organizations. Ms. Lotuff is the daughter of the Company’s Chairman and Chief Executive Officer, B. Francis Saul II, the sister of Andrew M. Saul II, a member of the Board, and the aunt of Willoughby B. Laycock, a member of the Board.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SAUL CENTERS, INC.
                        By:    /s/ Carlos L. Heard
                            Carlos L. Heard
Senior Vice President and Chief Financial Officer

Dated: March 10, 2023